SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        GREEN MOUNTAIN POWER CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

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

                               [GRAPHIC OMITTED]

                        GREEN MOUNTAIN POWER CORPORATION
                                 163 Acorn Lane
                            Colchester, Vermont 05446

                                                                  March 30, 2001

To Our Shareholders:

      You are cordially invited to attend the 2001 Annual Meeting of Shareholders. The meeting will be held on Thursday, May 17, 2001, at the Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont 05403. As the meeting will begin promptly at 10:00 a.m., please plan to arrive earlier.

      The proxy, which follows this letter, gives you the opportunity to cast your vote for the election of four Class III members to the Board: Nordahl L. Brue, Lorraine E. Chickering, John V. Cleary and Euclid A. Irving.

      Directors and Officers are expected to be available before and after the meeting to speak with you. During the meeting, we will answer your questions regarding our business affairs and will consider the matters explained in the notice and proxy statement that follows.

      Please vote, sign and return the enclosed proxy as soon as possible, whether or not you plan to attend the meeting. Your vote is important.

      Thank you for your continued interest in Green Mountain Power Corporation.

                                                  Sincerely,


/s/ Thomas P. Salmon                              /s/ Christopher L. Dutton
-------------------------                         -------------------------
Thomas P. Salmon                                  Christopher L. Dutton
Chairman,                                         President and
Board of Directors                                Chief Executive Officer

                                                                  March 30, 2001

                    Notice of Annual Meeting of Shareholders

To the Shareholders of
Green Mountain Power Corporation:

      We will hold the Annual Meeting of Shareholders of Green Mountain Power Corporation, a Vermont corporation, at the Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont, 05403, on Thursday, May 17, 2001, at 10:00 a.m., Eastern Daylight Savings Time. The meeting's purposes are to:

      1. Elect four Directors; and

      2. Consider any other matters which may properly come before the meeting and any adjournments thereof.

      Only shareholders of record of common stock at the close of business on March 21, 2001 are entitled to receive notice of and to vote at the meeting. A list of the shareholders entitled to vote will be available at the meeting for examination by any shareholder for any purpose germane to the meeting. The list will also be available on the same basis for ten days prior to the meeting at our principal office, 163 Acorn Lane, Colchester, Vermont 05446.

      To assure your representation at the meeting, please vote, sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors.

                                                    /s/ Nancy Rowden Brock

                                                    Nancy Rowden Brock
                                                    Secretary

                      PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                                 PROXY STATEMENT

                        GREEN MOUNTAIN POWER CORPORATION
                                 163 Acorn Lane
                            Colchester, Vermont 05446

                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 17, 2001

                           --------------------------

                                                                  March 30, 2001

                             PROXY AND SOLICITATION

      The accompanying proxy is solicited on behalf of the Board of Directors of Green Mountain Power Corporation (the "Company" or "GMP") for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 17, 2001, and at any and all adjournments thereof. This proxy statement and the accompanying form of proxy are being sent to the shareholders on or about March 30, 2001.

      The cost of soliciting proxies by the Board of Directors will be borne by the Company, including the charges and expenses of brokers and others for sending proxy materials to beneficial owners of Common Stock. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone, by facsimile, by telegraph, or by certain of the Company's employees, without compensation therefor. The Company has retained Mellon Investor Services LLC to assist in the solicitation of proxies at an estimated cost of $5,000, plus reimbursement of reasonable out-of-pocket expenses.

      Shareholders who execute proxies retain the right to revoke them by notifying the Corporate Secretary by mail at the above address or in person at the Annual Meeting before they are voted. A proxy in the accompanying form, when it is returned properly executed, will be voted at the Annual Meeting in accordance with the instructions given, and if no instructions are given, the proxy will be voted in accordance with the recommendation of the Board of Directors.

                       STOCK OUTSTANDING AND VOTING RIGHTS

      On March 21, 2001, the record date for the Annual Meeting, the Company had 5,583,717 outstanding shares of Common Stock, which is the only class of stock entitled to vote at the Annual Meeting. Each holder of record of Common Stock on the record date is entitled to one vote for each share of Common Stock so held. In addition, the Company holds 15,856 shares of Common Stock as Treasury Stock.

      The affirmative vote of a majority of the shares represented at the Annual Meeting is required for the election of Class III Directors, Item 1. Abstentions and broker non-votes will not be counted as votes For or Against.

      The shares of Common Stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the instructions given. If no instructions are given and the proxy is executed, the shares will be voted FOR Item 1. The Board of Directors knows of no other matters for consideration at the meeting. If any other matters are properly presented, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

                   SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table lists, as of March 21, 2001, information relating to the ownership of the Company's Common Stock by each Director and each Executive Officer named in the Summary Compensation Table and by all Directors and Executive Officers as a group. Each individual exercises sole voting and investment power over all of the shares of Common Stock beneficially owned, except as noted below.

-------------------------------------------------------------------------------------------------------------
                                                                             Amount and
                                                                             Nature of          Percentage of
                                                                             Beneficial          Outstanding
             Name                             Position(s)                    Ownership             Shares
-------------------------------------------------------------------------------------------------------------
  Nancy Rowden Brock             Vice President, Chief Financial               2,361                  *
                                 Officer, Secretary and Treasurer
-------------------------------------------------------------------------------------------------------------
  Nordahl L. Brue                Director                                     13,040(1)               *
-------------------------------------------------------------------------------------------------------------
  William H. Bruett              Director                                      3,900                  *
-------------------------------------------------------------------------------------------------------------
  Merrill O. Burns               Director                                      2,337                  *
-------------------------------------------------------------------------------------------------------------
  Lorraine E. Chickering         Director                                        809                  *
-------------------------------------------------------------------------------------------------------------
  John V. Cleary                 Director                                      3,319                  *
-------------------------------------------------------------------------------------------------------------
  David R. Coates                Director                                      7,000                  *
-------------------------------------------------------------------------------------------------------------
  Christopher L. Dutton          President and Chief Executive                 4,983(2)               *
                                 Officer and Director
-------------------------------------------------------------------------------------------------------------
  Euclid A. Irving               Director                                        891                  *
-------------------------------------------------------------------------------------------------------------
  Walter S. Oakes                Vice President, Field Operations              2,077                  *
-------------------------------------------------------------------------------------------------------------
  Mary G. Powell                 Senior Vice President, Customer and           1,507                  *
                                 Business Development
-------------------------------------------------------------------------------------------------------------
  Thomas P. Salmon               Chairman of the Board                         1,633                  *
-------------------------------------------------------------------------------------------------------------
  Stephen C. Terry               Senior Vice President,                        4,687(3)               *
                                 Government and Legal Relations
-------------------------------------------------------------------------------------------------------------
  Jonathan H. Winer              President, Mountain Energy, Inc.              2,950(4)               *
-------------------------------------------------------------------------------------------------------------
  All Directors and Executive                                                 51,494                  *
  Officers as a Group
-------------------------------------------------------------------------------------------------------------

*     Less than one percent
(1) Mr. Brue owns 12,827 of these shares directly. The remaining 213 shares are owned by Mr. Brue's children; Mr. Brue disclaims any beneficial interest in the 213 shares owned by his children.
(2) Mr. Dutton owns 4,881 of these shares directly. The remaining 102 are owned by Mr. Dutton's children for whom Mr. Dutton's wife serves as custodian; Mr. Dutton disclaims any beneficial interest in the 102 shares owned by his children.
(3) Mr. Terry owns 4,677 of these shares directly. His wife owns the remaining 10 of these shares; Mr. Terry disclaims any beneficial interest in the 10 shares owned by his wife.
(4) Mr. Winer owns 2,942 of these shares directly. The remaining 8 shares are owned by Mr. Winer's daughter for whom Mr. Winer serves as custodian; Mr. Winer disclaims any beneficial interest in the 8 shares owned by his daughter. Mr. Winer resigned effective January 17, 2001.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Company's Directors and Executive Officers are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership (Form
5) and changes in ownership (Form 4) of the Company's Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. Based on a review of those reports and written representations from the Directors and Executive Officers, the Company believes that during 2000, all such reporting requirements have been complied with.

                          ITEM 1. ELECTION OF DIRECTORS

      The Board currently consists of ten members divided into three classes. Directors in each class serve for three-year terms and at each annual meeting the term of one class expires. Mr. Martin L. Johnson, who served your Company as a Class I director since 1991, has decided to resign from the Board. We would like to take this opportunity to thank Mr. Johnson for his years of service to the Company. The Board of Directors of your Company unanimously accepted Mr. Johnson's resignation at the December 4, 2000 meeting of the Board. The Board has determined that there shall be nine members for the ensuing year. The directors being nominated to serve as Class III Directors are Nordahl L. Brue, Lorraine E. Chickering, John V. Cleary and Euclid A. Irving.

      Directors will be elected by a majority of the votes cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2004 Annual Meeting and until their successors are duly elected and qualified.

      The following table lists each nominee and each continuing Director, their principal occupation for the last five years, age and length of service as a Director.

                 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                                    CLASS III
                    (Term Expires at the 2004 Annual Meeting)

                                                                        Director
                                                                         Since

Nordahl L. Brue         Chairman and Chief Executive Officer of          1992
                        Bruegger's Corporation (quick service
                        restaurants) since 1997; Principal, Champlain
                        Management Services, Inc. (real estate
                        development and management services) since
                        1985; Stockholder or Partner, Sheehey Brue
                        Gray & Furlong, P.C., Attorneys, Burlington,
                        Vermont from 1979 to December 1997; Member of the Governor's Council of Economic Advisors;
                        Trustee of Grinnell College and of Shelburne
                        Museum. (56)

Lorraine E. Chickering  President of Public Communications of Bell        1994
                        Atlantic Corporation from August 1997 to
                        December 1999; President of Public and
                        Operator Services of Bell Atlantic Corporation from 1993 to 1997; Vice President, Quality,
                        1993 and Vice President, Operations and
                        Engineering of Chesapeake and Potomac
                        Telephone Company, a subsidiary of Bell
                        Atlantic Corporation, from 1991 to 1993. (50)

John V. Cleary          Retired President and Chief Executive Officer     1980
                        of the Company; Chief Executive Officer,
                        President and Chairman of the Executive
                        Committee of the Company from 1983 to 1993.
                        (72)

Euclid A. Irving        Partner, Paul, Hastings, Janofsky & Walker,       1993
                        LLP, Attorneys, New York, New York, since
                        1990; Member of the Board of Trustees of the
                        University of Virginia Law School Foundation.
                        (48)

The Board recommends that you vote FOR the nominees listed above.

                                     CLASS I
                    (Term Expires at the 2002 Annual Meeting)

                                                                        Director
                                                                          Since

William H. Bruett       Senior Vice President, Group Product Manager      1986
                        of PaineWebber, Inc. since 1990; Director of
                        PaineWebber Trust Co. and Chairman of
                        PaineWebber International Bank Ltd., London, subsidiaries of UBS AG, since 1990; Director of Shelburne Farms, Inc. (57)

David R. Coates         Retired Partner, KPMG Peat Marwick; Partner       1999
                        KPMG Peat Marwick from 1987 to 1993; Business
                        Consultant and Advisor; Chair of the Key Bank
                        District Advisory Board since 1995; Director of National Life of Vermont and of Union
                        Mutual Fire Insurance Company; Member of the
                        Governor's Council of Economic Advisors, of the State of Vermont's Debt Affordability;
                        Advisory Committee, and of Board of Directors of the Vermont Municipal Bond Bank. (63)

Thomas P. Salmon        Chairman of the Board of the Company since        1978
                        1983; President of the University of Vermont from 1993 to 1997; Interim President of the University of Vermont from 1991 to 1993; Of
                        Counsel, Salmon and Nostrand, Attorneys,
                        Bellows Falls, Vermont; Governor of the State of Vermont from 1973 to 1977; Member of the Governor's Council of Economic Advisors since
                        1991; Director of Vermont Electric Power
                        Company, Inc., of National Life Insurance
                        Company, and of Union Mutual Insurance
                        Company; Member of the Board of Trustees of Middlebury College. (68)

                                    CLASS II
                    (Term Expires at the 2003 Annual Meeting)

                                                                        Director
                                                                          Since

Merrill O. Burns        Group Executive, MarchFirst (internet             1988
                        professional services) from September 1999 to February 2001; Partner, Mitchell Madison Group
                        (consultants) since 1996; Senior Vice
                        President and Executive Corporate Development
                        Officer, BankAmerica Corporation from 1991 to
                        1996. (54)

Christopher L. Dutton   President, Chief Executive Officer and            1997
                        Chairman of the Executive Committee of the Company since August 1997; Vice President,
                        Finance and Administration, Chief Financial
                        Officer and Treasurer from 1995 to 1997; Vice
                        President and General Counsel from 1993 to
                        1995; Vice President, General Counsel and
                        Corporate Secretary from 1989 to 1993;
                        Director of Vermont Yankee Nuclear Power
                        Corporation, and of Vermont Electric Power
                        Company, Inc.; Member of Vermont Business
                        Roundtable. (52)

                               BOARD COMPENSATION,
                  MEETINGS, COMMITTEES and OTHER RELATIONSHIPS

Compensation

      Non-employee Directors receive an annual fee of $9,500. In addition to the annual fee, the Chairman of the Board receives an annual fee of $30,000. Directors also receive $650 for each Board, committee or other meeting attended in person, or $350 for each meeting attended by telephone. We reimburse directors for reasonable expenses related to their Board service. Directors may defer all or part of their annual fee and meeting fees under the Director's Deferred Compensation Plan. Deferred amounts earn interest and the Director may determine at the time of the deferral, or in limited instances thereafter, when the funds are to be paid.

Board Meetings

      In 2000, the Board held seven regular and two special meetings. Each Director attended not less than 78% of his or her board and committee meetings.

Board Committees

      The Executive Committee exercises all the powers of the Board in the management of the current and ordinary business of the Company, except as otherwise provided by law. The Executive Committee held two meetings during 2000. Members: Christopher L. Dutton, Chairman, Nordahl L. Brue, David R. Coates and Thomas P. Salmon.

      The Audit Committee annually recommends to the Board the appointment of independent auditors. It also reviews the scope of audits and receives, reviews and takes action deemed appropriate with respect to audit reports submitted and other audit matters. The Audit Committee held five meetings in 2000. All members are non-employee Directors. Members: Euclid A. Irving, Chairman, William H. Bruett, Merrill O. Burns and David R. Coates.

      The Governance Committee recommends to the Board persons selected by the Committee for nomination to the Board. It also reviews organizational plans and activities to assure the development and continuity of management leadership and oversees the proper governance of the Company. The Governance Committee held two meetings in 2000. Members: William H. Bruett, Chairman, Nordahl L. Brue, Lorraine E. Chickering, John V. Cleary and Thomas P. Salmon.

      The Compensation Committee is charged with the responsibility of reviewing and making recommendations to the Board regarding the annual salaries of officers and incentive awards pursuant to the 2000 Stock Incentive Plan. It also recommends to the Board any needed revisions to the compensation of officers and assists the Board in discharging its responsibilities in connection with the compensation of officers. The Compensation Committee held four meetings in 2000. All members are non-employee Directors. Members: Merrill O. Burns, Chairman, Lorraine E. Chickering, John V. Cleary, David R. Coates and Euclid A. Irving.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table summarizes the compensation the Company paid the President and Chief Executive Officer and each of the five other most highly compensated executive officers as of the end of 2000, 1999, and 1998.

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------
                                                                                            Long-Term
                                                                                          Compensation
                                                    Annual Compensation(1)                    Awards
                                                 --------------------------------------------------------------------
                                                                      Other     Restricted    Stock
                                                                      Annual      Stock      Option      All Other
            Name and Principal                                     Compensation  Award(s)  # of Shares Compensation
                 Position                Year     Salary    Bonus      (2)         (3)                      (4)
---------------------------------------------------------------------------------------------------------------------
  Christopher L. Dutton                  2000    $ 229,615    0       $  120        0         90,000        $8,235
  President and Chief Executive Officer  1999    $ 210,000    0       $  854        0              0        $6,979
                                         1998    $ 213,231    0       $1,384        0              0        $5,649
---------------------------------------------------------------------------------------------------------------------
  Stephen C. Terry                       2000    $ 161,769    0            0        0         40,000        $4,567
  Senior Vice President, Government      1999    $ 150,000    0       $  746        0              0        $6,134
  and  Legal Relations                   1998    $ 152,308    0       $1,305        0              0        $4,110
---------------------------------------------------------------------------------------------------------------------
  Mary G. Powell (5)                     2000    $ 153,961    0            0        0         40,000        $6,486
  Senior Vice President, Customer and    1999    $ 130,690    0            0        0              0        $4,814
  Business Development                   1998    $  96,154    0            0        0              0        $  997
---------------------------------------------------------------------------------------------------------------------
  Nancy Rowden Brock (5)                 2000    $ 129,904    0            0        0         40,000        $5,566
  Vice President, Chief Financial        1999    $ 125,000    0            0        0              0        $4,648
  Officer, Secretary and Treasurer       1998    $  80,435    0            0        0              0        $1,370
---------------------------------------------------------------------------------------------------------------------
  Walter S. Oakes                        2000    $ 118,846    0            0        0         40,000        $5,886
  Vice President, Field Operations       1999    $ 100,461    0       $  412        0              0        $3,667
                                         1998    $  94,330    0       $  721        0              0        $2,305
---------------------------------------------------------------------------------------------------------------------
  Jonathan H. Winer (6)                  2000    $ 125,000    0            0        0              0        $5,473
  President, Mountain Energy, Inc.       1999    $ 125,000    0       $  184        0              0        $4,903
                                         1998    $ 127,404    0       $  321        0              0        $3,151
---------------------------------------------------------------------------------------------------------------------

(1) Amounts shown include base salary earned by the Officers on the basis of the Company's operating results in 1998 and 1999, as well as amounts earned but deferred at the election of those Officers. No variable compensation awards were made in 1998 or 1999. The variable compensation awards were replaced in 2000 with the 2000 Stock Incentive Plan. See Stock Options Granted in Last Fiscal Year.
(2) The amounts shown in this column represent dividends paid on restricted shares awarded under the Compensation Program and interest on deferred compensation for amounts above 120% of the applicable federal long-term rate.
(3) No restricted share awards were made for 1998 or 1999, and we anticipate that no restricted shares will be awarded for 2000. See Compensation Committee Report on Executive Compensation. Quarterly dividends are paid on the restricted shares previously awarded and are reported as part of Other Annual Compensation. At December 31, 2000, the aggregate number of shares and the value of all restricted stock holdings, based on the market value of the shares at December 31, 2000, without giving effect to the diminution of value attributed to the restrictions on such stock, of Messrs. Dutton, Terry, Oakes and Winer, respectively, were 828 shares, $10,350; 825 shares, $10,313; 455 shares, $5,688; and 188 shares, $2,350.
      Ms. Powell and Ms. Brock had no restricted shares at December 31, 2000.
(4) The total amounts shown in this column for the last fiscal year consist of the following:
      (i) Premiums attributable to Company-owned life insurance policies: Mr. Dutton $1,435, Mr. Terry $1,327, Ms. Powell $321, Ms. Brock $374, Mr. Oakes $465 and Mr. Winer $473.
      (ii) Company matching contributions to the Employee Savings and Investment
      Plan: Mr. Dutton $6,800, Mr. Terry $3,240, Ms. Powell $6,165, Ms. Brock $5,193, Mr. Oakes $5,421 and Mr. Winer $5,000.
(5) Ms. Brock and Ms. Powell joined the Company in March 1998. Therefore, the 1998 totals represent only a partial year.
(6)   Mr. Winer resigned effective January 17, 2001.

                    STOCK OPTIONS GRANTED IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------------------
                                  Number of    Percent of Total
           Name and                Options      Options Granted      Exercise                      Option Value at
           Principal               Granted     Employees During        Price        Expiration        Grant Date
           Position                  (1)             2000          ($ per share)       Date              (2)
--------------------------------------------------------------------------------------------------------------------
Christopher L. Dutton              90,000           26.87%             $7.90         8/22/2010        $182,700
President and Chief
Executive Officer
--------------------------------------------------------------------------------------------------------------------
Stephen C. Terry
Senior Vice President,
Government and Legal
Relations                          40,000           11.94%             $7.90         8/22/2010        $ 81,200
--------------------------------------------------------------------------------------------------------------------
Mary G. Powell
Senior Vice President,
Customer and
Business Development               40,000           11.94%             $7.90         8/22/2010        $ 81,200
--------------------------------------------------------------------------------------------------------------------
Nancy Rowden Brock
Vice President, Chief
Financial Officer, Secretary
and Treasurer                      40,000           11.94%             $7.90         8/22/2010        $ 81,200
--------------------------------------------------------------------------------------------------------------------
Walter S. Oakes                    40,000           11.94%             $7.90         8/22/2010        $ 81,200
Vice President, Field
Operations
--------------------------------------------------------------------------------------------------------------------

(1) The options granted to Officers during 2000 vest over a four year period beginning August 22, 2001. The percentage of options vesting for the first through the fourth years is 30 percent, 20 percent, 20 percent, and 30 percent, respectively.
(2) The Company has used the Black Scholes option pricing methodology to determine the value of stock options issued at the grant date. The variables utilized to derive the option values include a risk free interest rate of 6.05 percent, an option expected life of seven years and a volatility factor of approximately 30 percent on an annual basis.

Compensation Awards for 2000 Performance

      The Compensation Committee has not made a formal recommendation to the Board of Directors for compensation awards based on 2000 performance. See Compensation Committee Report on Executive Compensation.

      Instead, in 2000, the Compensation Committee terminated the existing Compensation Program for Officers and Certain Key Management Personnel and replaced said program, as approved by the shareholders at the May 18, 2000 annual meeting, with the 2000 Stock Incentive Plan which the Committee believes is more consistent with creating shareholder value and attracting and retaining employees and rewarding appropriate employees for creating shareholder value.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

      The Compensation Committee (the "Committee") of the Board is comprised only of non-employee Directors. The Committee is responsible for:

      o     recommending executive compensation plans to the Board;

      o administering executive compensation plans as authorized by the Board;

      o recommending compensation levels for the Officers of the Company, including the Chief Executive Officer;

      o administering the 2000 Stock Incentive Plan for all employees as authorized by the Board; and

      o considering all executive compensation issues and recommending such issues to the Board for approval.

      This is the report of the Committee describing the Compensation Program and the basis upon which the 2000 compensation determinations were made. During 2000, the 2000 Stock Incentive Plan was approved by shareholders and Green Mountain Power Corporation stock options were granted. We believe that the 2000 Stock Incentive Plan is consistent with creating shareholder value and attracting and retaining employees and rewarding appropriate employees for creating such value.

Compensation Philosophy

      It is our philosophy that executive compensation should be competitive in the marketplace, be aligned with corporate performance, and promote the strategic objectives of the Company. Specifically, base compensation for executives should compare favorably with organizations competing for similar talent. The new compensation arrangement for Officers is designed to meet these objectives.

Base Salary

      Base salaries are intended to provide a competitive rate of fixed compensation. Base salary levels are assessed by compiling and analyzing salary information from various survey sources, including the Mercer Finance, Accounting & Legal Compensation Survey, the Watson Wyatt World Wide Top Management Report, and the Edison Electric Executive Compensation Survey. We select companies from the surveys which are of similar size or have other operating characteristics similar to the Company. We believe these companies are representative of the Company's main competition for executive talent. Consequently, the compensation survey groups include companies that are different from the companies in the Edison Electric Institute 100 and the S&P 500 Composite Index used for the Performance Graph.

      In August 2000, the Compensation Committee recommended, and the Board approved, a base salary adjustment for the Vice President, Field Operations in recognition of additional responsibilities assumed and satisfactory performance. In December 2000, the Compensation Committee recommended, and the Board approved, base salary adjustments for the Chief Executive Officer and three senior officers effective only after a final, and satisfactory, resolution of the then-pending rate case was achieved. Upon receipt of a final rate case settlement order from the Vermont Public Service Board on January 23, 2001, the Chief Executive Officer, the Senior Vice President, Government and Legal Relations, the Senior Vice President, Customer and Business Development and the Vice President, Chief Financial Officer received base salary adjustments.

The 2000 Stock Incentive Plan

      The 2000 Stock Incentive Plan for the Company's officers and general employee population was approved by shareholders and implemented in 2000. Approval of the 2000 Stock Incentive Plan made it possible to replace the Compensation Program for Officers and Certain Key Management with a program that better aligns incentives with the objectives of the Company. In August 2000, the Compensation Committee approved awards for the entire employee population of the Company, including Officers and Directors. As of December 31, 2000, the Company had 331,500 incentive stock options outstanding.

      The purpose of the 2000 Stock Incentive Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee Directors capable of contributing to the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company and to afford such persons an additional opportunity to acquire a proprietary interest in the Company.

      The Company has reviewed its compensation policies and programs in light of Section 162(m) of the Internal Revenue Code and has determined that Section 162(m) will have no impact on its executive compensation program in 2000 because no Officer will receive compensation for such year in excess of the $1 million threshold.

Conclusion

      We believe the Company's executive compensation program appropriately aligns executive compensation with individual and corporate performance and increases in shareholder value, is competitive with the market and is sensitive to the concerns of customers, shareholders and other constituencies.

                             Compensation Committee

               Merrill O. Burns, Chairman           David R. Coates

               Lorraine E. Chickering               Euclid A. Irving

               John V. Cleary

                               PERFORMANCE GRAPH
                  Comparison of Cumulative Total Return Among
   Green Mountain Power Corporation, EEI Index (utilities) and S&P 500 Index*

                                 [GRAPH OMITTED]

   [The following table was depicted as a line chart in the printed material.]

                1995        1996        1997       1998        1999        2000
             ------------------------------------------------------------------

GMP          $100.00     $ 93.61     $ 77.32    $ 47.56     $ 35.69     $ 32.65
EEI INDEX     100.00      101.20      128.90     146.80      119.50      176.82
S&P 500       100.00      122.96      163.98     210.84      255.21      231.98

* Assumes $100.00 invested on December 31, 1995 and dividends reinvested. Historical performance does not necessarily predict future results.

                   PENSION PLAN INFORMATION AND OTHER BENEFITS

Pension Plan Information

      All employees are covered by the Employees' Retirement Plan of Green Mountain Power Corporation the ("Retirement Plan") if they have been employed for more than one year. The Retirement Plan is a defined benefit plan providing for normal retirement at age 65. Provided that a participant has at least ten years of continuous service, early retirement may be taken beginning the first day of any month following the attainment of age 55. If retirement occurs prior to age 59, benefits are reduced as shown in the table below:

          Age at Retirement                       Reduction of Benefits
          -----------------                       ---------------------

                 58                                        7.5%

                 57                                       15.0

                 56                                       22.5

                 55                                       30.0

      For employees with at least five but less than ten years of continuous service who commence benefits before age 65, benefits are actuarially reduced. If retirement occurs after age 59 and completion of at least 10 years of credited service, the full accrued benefit is payable.

      Retirement benefits are based on final average base compensation and length of service. Final average base compensation is the average of the compensation (limited to base salary for Officers, as shown in the Salary column of the Summary Compensation Table for the Officers named in this proxy statement, and straight-time payroll wages for other employees) for the highest 36 consecutive fiscal months out of the final ten years of employment. The normal retirement benefit is equal to 1.1% of the final average compensation up to the covered compensation amount plus 1.6% of final average base compensation over covered compensation multiplied by each year of credited service up to 35 years. Retirement benefits are not subject to any deductions for Social Security or other offset amounts.

      The following table shows the estimated annual pension benefit payable pursuant to the Retirement Plan to all covered employees, including the Officers named in this proxy statement, for the average compensation and years of service indicated. It assumes retirement at age 65 and an election of a retirement allowance payable as a life annuity. The retirement benefits in connection with the separate life insurance plan referred to below are in addition to those described in the table.

                               PENSION PLAN TABLE

   Annual Average Base                        Estimated Annual Retirement Benefits
   Compensation Highest                       At Normal Retirement Age of 65 Years
   36 Consecutive Fiscal                           Credited Years of Service*
   Months of the Last 10                           --------------------------
      Years Preceding
        Retirement
        ----------
                                                                                           35 &
                                 15             20            25             30            Over
                                 --             --            --             --            ----
            ($)                  ($)            ($)           ($)            ($)            ($)
           80,000              16,550         22,060         27,580        33,090         38,610

          100,000              21,350         28,460         35,580        42,690         49,810

          120,000              26,150         34,860         43,580        52,290         61,010

          140,000              30,950         41,260         51,580        61,890         72,210

          160,000              35,750         47,660         59,580        71,490         83,410

          170,000              38,150         50,860         63,580        76,290         89,010

      Credited years of service (including service credited with other companies), as of December 31, 2000, for each of the Officers named in this proxy statement were as follows: C. L. Dutton 15.8 years; N.R. Brock 1.83 years;
W. Oakes 34.7 years; M.G. Powell 1.75 years; S.C. Terry 14.8 years; and J. H. Winer 16.5 years.

*     Compensation cap for 1998 and 1999 was $160,000, and 2000 was $170,000

Supplemental Retirement Plan

      In addition to the Retirement Plan described above, all the Officers, including the Officers named in this proxy statement, participate in a Supplemental Retirement Plan. The plan provides retirement and survivor's benefits for a period of fifteen years following retirement. The benefits are a percentage of the Officer's final salary:

           44% for the most senior Officer;
           33% for the next most senior Officers; and 22% for the third most senior Officers.

      The retirement benefits are partially covered by the life insurance coverage that we have obtained (see below). The cost of this plan cannot be properly allocated or determined for any one plan participant because of the overall retirement plan assumptions. We are recording the estimated cost of the supplemental retirement plan benefits on a current basis and the income from the life insurance coverage as it is earned.

Life Insurance Plan

      The Officers participate in a related life insurance plan. Under this plan, we have purchased insurance on the lives of the Officers to provide preretirement life insurance benefits to them in an amount equal to four times salary for the most senior Officer, three times salary for the next most senior Officers, and two times salary for the third most senior Officers. The life insurance benefits are designed so that the Company does not expect to incur any significant net expense in providing the preretirement insurance plan. The life insurance policies also are intended to cover in part the supplemental retirement benefits described above.

Deferred Compensation Plan

      Officers may participate in a Deferred Compensation Plan under which they may elect to defer a portion of their salaries. Amounts deferred are credited to a separate account for each participant. The balance in a participant's account, plus accrued interest, will be paid to him or her, or to his or her beneficiary according to their election form.

2000 Stock Incentive Plan

      The 2000 Stock Incentive Plan provides for the grant of stock options and other stock-based compensation to employees, Officers and Directors. The Compensation Committee administers the 2000 Stock Incentive Plan and determines when and to whom awards will be granted and the type, amount, terms of payment and other terms and conditions of each award, consistent with the provisions of the 2000 Stock Incentive Plan. As of December 31, 2001, there were approximately 205 employees, Officers and Directors who were eligible to be selected by the Compensation Committee to receive an award under the 2000 Stock Incentive Plan.

Change of Control Agreements

      Change of Control agreements have been executed with seven members of management, including the Officers named in this proxy statement. The Change of Control Agreement with Mr. Winer was terminated when he resigned effective January 17, 2001. If within three years following a change of control of the Company, the Officer's employment is involuntarily terminated without cause or is voluntarily terminated by the Officer with good reason, the agreements provide affected individuals with:

      1.    Payments of 1.0 or 2.99 times the base salary of the individual;

      2. Continuation for 36 months of health, medical and other insurance programs;

      3. Payment of an amount equal to the actuarial value of up to 36 months of additional credited service under the Retirement Plan;

      4. Full vesting and payment in a lump sum of any Supplemental Retirement benefits that the individual is otherwise entitled to upon termination; and

      5. All Options and Stock Appreciation Rights outstanding shall become fully vested and exercisable.

      As defined in the agreements, "change of control of the Company" will have occurred when:

      1. A person secures ownership of 20% or more of the voting power of the outstanding stock of the Company;

      2. A change occurs in the majority of the Board for two consecutive years, which has not been approved by the Directors in office at the beginning of the period; or

      3. Shareholders approve a merger or consolidation of the Company with another company where the outstanding voting stock of the Company does not continue to represent at least 80% of the combined voting power of the Company or the surviving company.

      Individuals may terminate employment following a change in control "with good reason" if:

      1. The individual is assigned duties inconsistent with the duties before the change in control;

      2. The headquarters are relocated more than 50 miles from the present location;

      3. The individual is required to relocate more than 50 miles from the present location;

      4. Compensation or benefits are reduced or adversely affected other than as part of an overall adjustment of executive compensation or benefits;

      5. The Company fails to obtain an agreement from its successor to perform under the change of control agreements;

      6. The Company fails to offer the individual any compensation plan provided to other executives of similar responsibility;

      7. The Company eliminates or materially reduces or jeopardizes the ability of the Company to fulfill its obligations under certain executive benefit plans; or

      8. The executive resigns within the thirty days immediately after the first 12 months following a change of control.

      The Board has limited discretion to determine whether a change of control of the Company has taken place.

                             AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed the audited financial statements with management, and has discussed with Arthur Andersen LLP, the Company's external auditors, those matters required to be discussed by Statement of Auditing Standard No. 61. Arthur Andersen has provided disclosures about their independence and discussed their independence with the Audit Committee. The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence. Audit Committee members are independent based on the applicable definitions promulgated in the Securities and Exchange Commission rules.

      Based on the reviews and disclosures noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year. In doing so, the Audit Committee has relied on representations of management and the opinion of the Company's external auditors.

      The Audit Committee is governed by and has filed with the Securities and Exchange Commission, a written charter describing its responsibilities. The charter is attached to this proxy statement as Appendix A.

                             Audit Committee Members

                      William H. Bruett         David R. Coates
                      Merrill O. Burns          Euclid A. Irving, Chairman

                                   Audit Fees

      Aggregate fees billed by Arthur Andersen LLP for the Company's annual audit and for the reviews of the Company's quarterly financial statements totaled $137,419 for the year ended December 31, 2000.

                                 All Other Fees

      Aggregate fees billed by Arthur Andersen LLP for nonaudit services rendered, other than for information technology services, totaled $194,607 for the year ended December 31, 2000.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      On December 4, 2000, the Board appointed the firm of Arthur Andersen LLP to serve as independent certified public accountants for the calendar year 2001. The appointment was made upon the recommendation of the Audit Committee. Arthur Andersen LLP has audited our accounts continuously since 1988. We expect a representative of Arthur Andersen LLP to attend the meeting, respond to appropriate questions and be given an opportunity to speak if he or she desires.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

      From time to time, shareholders seek to nominate directors or present proposals for inclusion in the proxy statement and form of proxy for consideration at the annual meeting. To be included in the proxy statement or considered at an annual or any special meeting, you must submit nominations of Directors or proposals, at the appropriate time, in addition to meeting other legal requirements. We must receive proposals for inclusion in the proxy statement for the 2002 annual meeting, which is expected to take place on Thursday, May 16, 2002, no later than December 13, 2001. In addition, if we receive notice of a shareholder proposal after February 14, 2002, the persons named as proxies in the proxy statement for the 2002 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2002 Annual Meeting. Direct any proposals to the undersigned.

                                 OTHER BUSINESS

      The Board of Directors knows of no other matters for consideration at the meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

                                        By Order of the Board of Directors


                                        /s/ NANCY ROWDEN BROCK

                                        Nancy Rowden Brock
                                        Secretary

                      PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                                  "APPENDIX A"

                               BOARD OF DIRECTORS
                        GREEN MOUNTAIN POWER CORPORATION
                             AUDIT COMMITTEE CHARTER
                            (Adopted March 21, 2000)

I. Purpose

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to the Securities and Exchange Commission ("SEC") and/or the New York Stock Exchange ("NYSE") or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics, that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

      o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing function to ensure that the independent accountants and internal auditing function are both ultimately accountable to the Board of Directors and the Audit Committee.

      o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing function and the Board of Directors.

      The Audit Committee will primarily fulfill those responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. Composition

      The Audit Committee shall be comprised of a minimum of three Directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Members of the Audit Committee shall be considered independent if they have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation. Examples of such relationships include:

      o A director being employed by the corporation or any of its affiliates for the current year or any of the past three years;

      o A director accepting any compensation from the corporation or any of its affiliates other than compensation for board service or benefits under a tax-qualified retirement plan;

      o A director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer;

      o A director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments that are or have been significant to the corporation or business organization in any of the past three years; and

      o A director being employed as an executive of any company where any of the corporation's executives serves on that company's compensation committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board held annually in May or until their successor shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. Meetings

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management, the director of the internal auditing function and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial reports consistent with IV.12 and 13 below.

IV. Responsibilities and Duties

      To fulfill its responsibilities and duties the Audit Committee shall:

      Communication

1. Provide an open avenue of communications between the internal auditors, the independent accountant and the Board of Directors.

2. Meet with the director of the internal auditing function, the independent accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

      Management of Audit Resources

3. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of independent accountants.

4. Review and concur in the appointment, replacement, reassignment or dismissal of the director of the internal auditing function.

5. Confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

6. Ensure that the independent accountant submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountant and the Corporation, actively engage in a dialogue with the independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant, and recommend that the Board of Directors take appropriate action in response to the independent accountant's report to satisfy itself of the independent accountant's independence.

7. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

      Audit Process

8. Inquire of management, the director of the internal auditing function and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

9. Consider, in consultation with the independent accountant and the director of the internal auditing function, the audit scope and plan of the internal auditors and the independent accountant.

10. Review with the director of the internal auditing function and the independent accountant the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

11. Consider and review with the independent accountant and the director of the internal auditing function:

      (a) The adequacy of the Corporation's internal controls, including computerized information system controls and security.

      (b) Any related significant findings and recommendations of the independent accountant and internal auditing, together with management's responses thereto.

12. Review with management and the independent accountants the 10-Q prior to its filing and annual and quarterly financial results prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

13. Review with management and the independent accountant at the completion of the annual examination and prior to the filing of the 10-K:

      (a) The Corporation's annual financial statements, related footnotes and material financial reports or financial information.

      (b) The independent accountant's audit of the financial statements and his or her report thereon.

      (c) Any significant changes required in the independent accountant's audit plan.

      (d) Any serious difficulties or disputes with management encountered during the course of the audit.

      (e) Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted accounting standards.

14. Consider and review with management and the director of the internal auditing function:

      (a) Significant findings during the year and management's responses thereto.

      (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

      (c)   Any changes required in the planned scope of their audit plan.

      (d)   The internal auditing function budget and staffing.

      (e)   The internal auditing function charter.

      (f) The Internal auditing function's compliance with The IIA's Standards for the Professional Practice of Internal Auditing (Standards).

15. Review the regular internal reports to management prepared by the internal auditing function and management's response.

16. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing function.

17. Establish regular and separate systems of reporting to the Audit Committee by management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as appropriateness of such judgments.

      Other Duties

18. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

19. Review with the director of the internal auditing function and the independent accountant the results of their review of the Corporation's monitoring of compliance with the Corporation's code of conduct.

20. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received by regulators.

21. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

      Governance

22. Report Committee actions to the Board of Directors with such recommendations, as the Committee may deem appropriate.

23. Prepare a letter for inclusion in the proxy that describes the Committee's composition and responsibilities, and how they were discharged.

24. Include in the Corporation's proxy or information statements relating to annual meetings of shareholders at which directors are to be elected (or special meetings or written consents in lieu of such meetings), a report of the Audit Committee that complies with the regulations promulgated by the Securities and Exchange Commission for such reports.

25.   Review and update the Committee's charter annually.

      The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

      The Committee will perform such functions as assigned by law, the Corporation charter or bylaws, or the Board of Directors.

      The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        GREEN MOUNTAIN POWER CORPORATION
                                 163 Acorn Lane
                            Colchester, Vermont 05446

      The undersigned hereby appoints Christopher L. Dutton and Nancy Rowden Brock as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Green Mountain Power Corporation held of record by the undersigned on March 21, 2001, at the Annual Meeting of Shareholders to be held on May 17, 2001, or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

                            ^ FOLD AND DETACH HERE ^

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder or absent instruction will be voted FOR Item 1. Unless authority to vote for any matter or director is withheld, authority to vote for such nominee or matter will be deemed granted.

Please mark your votes as indicated in this example |X|

Item 1. Election of the following nominees as Directors: Class III:

                                                               WITHELD
                                                    FOR        FOR ALL
      Nordahl L. Brue      Lorraine E. Chickering    |_|          |_|
      John V. Cleary       Euclid A. Irving


      To serve until the 2004 annual meeting of shareholders and until their successors shall have been elected and qualified.

Withheld for the following nominee(s) only, print name(s):

--------------------------------------------------------------------------------

Item 2. To vote on such other matters as may properly come before the Annual Meeting and any and all adjournments thereof. Management knows of no other matters to be brought before the Annual Meeting; however, the persons named as proxy holders and their substitutes will vote in accordance with their best judgment if any other matters are properly brought before the Annual Meeting.

Signature ______________________  Signature _____________________  Date ________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                             ^FOLD AND DETACH HERE^